Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and stockholders of
Omnimmune Corp.

We have audited the accompanying consolidated balance sheets of Omnimmune Corp ("the Company") a development stage enterprise and subsidiary as of December 31, 2007 and 2006 and the related statements of operations, statements of changes in stockholders' deficiency, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has incurred significant losses from operations since its inception and has limited capital resources. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Bernstein & Pinchuk LLP
New York, New York
June 12, 2008

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,

	2007	2006
Assets
Current assets

Cash and cash equivalents	$209	$29,500
Advance to related party	10,000	10,000

Total current assets	10,209	39,500

Total assets	$10,209	$39,500

Liabilities and stockholders' deficit:
Current liabilities
Accounts payable and accrued liabilities	$591,482	$236,752
Accounts payable and accrued liabilities – related parties	4,300	76,575
Line of credit	259,896	286,347
Accrued interest	84,628	411,998
Accrued interest- related parties	350,004	1,551,413
Cash advances – related parties	624,000	175,000
Notes payable – current portion – due to related parties, net	266,746	2,242,046
Notes payable - current portion, net	424,053	253,690

Total current liabilities	2,605,109	5,233,821

Long term portion of notes payable, net	96,739	427,379
Long term portion of notes payable – related parties, net	62,757	2,079,745

Total liabilities	2,764,615	7,740,945

Commitments and contingencies	-	-

Stockholders' Deficiency
Common stock, $0.01 par value, 300,000,000 shares authorized
2,650,892 and 2,591,895 shares issued and outstanding
at December 31, 2007 and 2006, respectively	26,509	25,914
Additional paid in capital	9,676,602	2,852,009
Common stock subscribed	890,610	-
Deficit accumulated in development stage	(13,348,127)	(10,579,458)
Total stockholders' deficiency	(2,754,406))	(7,701,445)

Total liabilities and stockholders' deficiency	$10,209	$39,500

See notes to consolidated Financial Statements

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF OPERATIONS

			From Inception
	For the Year		(January 15, 1997)
	Ended		Through
	December 31,		December 31,
	2007	2006	2007
Revenue	$-	$-	$-

Operating expenses:

Selling, general and administrative expenses	875,794	667,348	7,041,140
Impairment of license agreement	1,085,028	-	1,701,936
Total operating expenses	1,960,822	667,348	8,743,076

Operating loss	(1,960,822)	(667,348)	(8,743,076)

Other (Income) expense:
Loss on restructuring of debt	113,294	-	113,294
Interest (income) expense, net	694,553	408,918	4,461,757
Total other (income) expense	807,i847	408,918	4,605,051

Loss before Income taxes	(2,768,669)	(1,076,266)	(13,348,127)

Provision for Income taxes	-	-	-

Net loss	$(2,768,669)	$(1,076,266)	$(13,348,127)

Net loss per share - basic and diluted	$(1.05)	$(0.42)	$(3.29)

Weighted average shares outstanding -
basic and diluted	2,631,741	2,591,848	4,060,662

See notes to consolidated Financial Statements

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS

			From Inception
	For The Year Ended December 31,		(January 15, 1997)
			Through
			For the
	2007	2006	2007
Cash flows from operating activities
Net loss	$(2,768,669)	$(1,076,266)	$(13,348,127)
Adjustments to reconcile net loss to net
cash used in operating activities:
Non-cash compensation	96,055	328,423	952,199
Amortization of discount on notes payable	169,737	4,000	1,948,217
Impairment of technology license	1,085,028	-	1,701,936
Loss on restructuring of debt	113,287	-	113,287
Changes in operating assets and liabilities:
Advance receivable	-	-	(10,000)
Accounts payable and accrued liabilities	862,843	580,249	6,816,272

Net cash used in operating activities	(441,719)	(163,594)	(1,826,216)

Cash flows from investing activities:
Cash portion of investment in technology license	-	-	(6,000)

Net Cash used in investing activities	-	-	(6,000)

Cash flows from financing activities:
Proceeds from cash advances	449,000	175,000	624,000
Stock sold for cash	-	-	330,000
Principal payments on debt	(26,451)	(10,000)	(76,448)
Proceeds (repayments) from line of credit-net	(12,921)	25,159	259,899
Proceeds from notes payable	2,800	-	694,974

Net cash provided by financing activities	412,428	190,159	1,832,425

Net increase (decrease) in cash and cash equivalents	(29,291)	26,565	209

Cash and cash equivalents at beginning of period	29,500	2,935	-

Cash and cash equivalents at end of period	$209	$29,500	$209

See notes to consolidated Financial Statements

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

Supplemental disclosures of cash flow information:

Cash paid during the period for:
Interest	$20,955	$9,441	$36,896

Taxes	$-	$-	$-

Transactions not affecting cash:

Amortization of discount due to beneficial conversion feature of notes payable	$169,737	$4,000	$1,948,217

Common stock issued for services	$26,250	$-	$130,375

Value of warrants issued	$-	$-	$108,500

Common stock issued for the conversion of preferred stock	$-	$-	$355,000

Notes payable issued under restructure of debt	$7,284,998	$-	$7,284,998

Common stock issued for technology license	$1,085,028	$-	$1,641,936

Notes payable issued for accrued liabilities	$-	$-	$3,677,165

Impairment of technology license	$1,085,028	$-	$1,701,936

See notes to consolidated Financial Statements

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO DECEMBER 31, 2007

	Preferred Stock			Common Stock			Common		Total
							Stock	Accumulated	Stockholders
	Shares	Value	APIC	Shares	Value	APIC	Subscribed	Deficit	Equity
Balance at January 15, 1997 (date of inception)	-	$-	$-	-	$-	$-	$-	$-	$-

Contribution of assets and liabilities by founder	11,229	112	49,888	1,055,507	10,555	33,017	-	-	93,572

Beneficial conversion feature of note payable for the year ended December 31, 1997	-	-	-	-	-	327,700	-	-	327,700

Loss for the year ended December 31, 1997	-	-	-	-	-	-	-	(1,366,300)	(1,366,300)

Balance as of December 31, 1997	11,229	$112	$49,888	1,055,507	$10,555	$360,717	$-	$(1,366,300)	$(945,028)

Beneficial conversion feature of note payable for the year ended December 31, 1998	-	-	-	-	-	43,000	-	-	43,000

Loss for the year ended December 31, 1998	-	-	-	-	-	-	-	(328,534)	(328,534)

Balance as of December 31, 1998	11,229	$112	$49,888	1,055,507	$10,555	$403,717	$-	$(1,694,834)	$(1,230,562)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO DECEMBER 31, 2007
(Continued)

Issuance of 55,553 shares of common stock for technology license at $1.10 per share	-	-	-	55,553	556	61,287	-	-	61,843

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Beneficial conversion feature of note payable for the year ended December 31, 1999	-	-	-	-	-	12,000	-	-	12,000

Loss for the year ended December 31, 1999	-	-	-	-	-	-	-	(429,692)	(429,692)

Balance as of December 31, 1999	33,685	$336	$149,664	1,111,060	$11,111	$477,004	$-	$(2,124,526)	$(1,486,411)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO DECEMBER 31, 2007
(Continued)

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 11,229 shares of convertible preferred stock at $4.45 per share to investors	11,229	112	49,888	-	-	-	-	-	50,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-		-	25,000

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Beneficial conversion feature of note payable for the year ended December 31, 2000	-	-	-	-	-	30,302	-	-	30,302

Loss for the year ended December 31, 2000	-	-	-	-	-	-	-	(422,306)	(422,306)

Balance as of December 31, 2000	56,142	$560	$249,440	1,113,867	$11,139	$513,528	$-	$(2,546,832)	$(1,772,165)

Issuance of 1,055,507 shares of common stock at $2.24 per share in exchange for 2,500,000 shares in InVitro technology	-	-	-	1,055,507	10,555	49,445	-	-	60,000

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO DECEMBER 31, 2007
(Continued)

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 2,807 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	2,807	28	6,222	-	-	6,250

Issuance of 60,665 shares of common stock at $2.24 per share for a technology license	-	-	-	60,665	607	134,459	-	-	135,066

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 5,614 shares of convertible preferred stock at $4.45 per share to investors	5,614	56	24,944	-	-	-	-	-	25,000

Issuance of 7,018 shares of common stock at $2.24 per share to a consultant for services rendered	-	-	-	7,018	70	15,555	-	-	15,625

Value of 14,036 warrants issued to consultants	-	-	-	-	-	15,500	-	-	15,500

Beneficial conversion feature of note payable for the year ended December 31, 2001	-	-	-	-	-	25,000	-	-	25,000

Loss for the year ended December 31, 2001	-	-	-	-	-	-	-	(959,531)	(959,531)

Balance as of December 31, 2001	67,370	$672	$299,328	2,270,741	$22,707	$828,151	$-	$(3,506,363)	$(2,355,505)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO DECEMBER 31, 2007
(Continued)

Issuance of 1,123 shares of convertible preferred stock at $4.45 per share to investors	1,123	11	4,989	-	-	-	-	-	5,000

Conversion of 11,229 shares convertible preferred stock into 44,915 shares of common stock at $2.24 per share	(11,229)	(112)	(49,888)	44,915	449	49,551	-	-	-

Conversion of 5,614 shares convertible preferred stock into 11,229 shares of common stock at $2.22 per share	(5,614)	(56)	(24,944)	11,229	112	24,888	-	-	-

Conversion of 5,614 shares convertible preferred stock into 11,229 shares of common stock at $2.22 per share	(5,614)	(56)	(24,944)	11,229	112	24,888	-	-	-

Conversion of 5,614 shares convertible preferred stock into 11,229 shares of common stock at $2.22 per share	(5,614)	(56)	(24,944)	11,229	112	24,888	-	-	-

Conversion of 16,843 shares convertible preferred stock into 33,686 shares of common stock at $2.24 per share	(16,843)	(56)	(74,832)	33,686	337	74,663	-	-	112

Conversion of 16,843 shares convertible preferred stock into 33,686 shares of common stock at $2.24 per share	(16,843)	(168)	(74,832)	33,686	337	74,663	-	-	-

Conversion of 5,614 shares convertible preferred stock into 11,229 shares of common stock at $2.22 per share	(5,614)	(168)	(24,944)	11,229	112	24,888	-	-	(112)

Conversion of 1,123 shares convertible preferred stock into 2,246 shares of common stock at $2.24 per share	(1,122)	(11)	(4,989)	2,246	22	4,978	-	-	-

Beneficial conversion feature of note payable for the year ended December 31, 2002	-	-	-	-	-	1,175,356	-	-	1,175,356

Loss for the year ended December 31, 2002	-	-	-	-	-	-	-	(3,061,599)	(3,061,599)

Balance as of December 31, 2002	-	$-	$-	2,430,190	$24,300	$2,306,914	$-	$(6,567,962)	$(4,236,748)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO DECEMBER 31, 2007
(Continued)

Beneficial conversion feature of note payable for the year ended December 31, 2003	-	-	-	-	-	29,401	-	-	29,401

Loss for the year ended December 31, 2003	-	-	-	-	-	-	-	(540,986)	(540,986)

Balance as of December 31, 2003	-	$-	$-	2,430,190	$24,300	$2,336,315	$-	$(7,108,948)	$(4,748,333)

Issuance of 1,404 shares of common stock at $2.24 to a consultant for services rendered	-	-	-	1,404	14	3,111	-	-	3,125

Issuance of 1,404 shares of common stock at $2.24 to a consultant for services rendered	-	-	-	1,404	14	3,111	-	-	3,125

Value of 26,107 warrants issued to consultants	-	-	-	-	-	93,000	-	-	93,000

Beneficial conversion feature of note payable for the year ended December 31, 2004	-	-	-	-	-	17,149	-	-	17,149

Loss for the year ended December 31, 2004	-	-	-	-	-	-	-	(1,252,796)	(1,252,796)

Balance as of December 31, 2004	-	$-	$-	2,432,998	$24,328	$2,452,686	$-	$(8,361,744)	$(5,884,730)

Issuance of 134,746 shares of common stock at $2.24 for a technology license	-	-	-	134,746	1,347	298,653	-	-	300,000

Issuance of 6,661 shares at $3.74 per share for cash	-	-	-	6,661	67	24,933	-	-	25,000

Beneficial conversion feature of note payable for the year ended December 31, 2005	-	-	-	-	-	72,000	-	-	72,000

Loss for the year ended December 31, 2005	-	-	-	-	-	-	-	(1,141,448)	(1,141,448)

Balance as of December 31, 2005	-	$-	$-	2,574,405	$25,742	$2,848,272	$-	$(9,503,192)	$(6,629,178)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FROM DATE OF INCEPTION (JANUARY 15, 1997) TO DECEMBER 31, 2007
(Continued)

Issuance of 4,913 pursuant to an antidilution agreement	-	-	-	4,913	49	(49)	-	-	-

Issuance of 1,235 pursuant to an antidilution agreement	-	-	-	1,235	12	(12)	-	-	-

Issuance of 1,235 pursuant to an antidilution agreement	-	-	-	1,235	12	(12)	-	-	-

Issuance of 1,235 pursuant to an antidilution agreement	-	-	-	1,235	12	(12)	-	-	-

Issuance of 3,706 pursuant to an antidilution agreement	-	-	-	3,706	37	(37)	-	-	-

Issuance of 3,706 pursuant to an antidilution agreement	-	-	-	3,706	37	(37)	-	-	-

Issuance of 1,235 pursuant to an antidilution agreement	-	-	-	1,235	12	(12)	-	-	-

Issuance of 225 pursuant to an antidilution agreement	-	-	-	225	1	(2)	-	-	(1)

Beneficial conversion feature of note payable for the year ended	-	-	-	-	-	4,000	-	-	4,000

Loss for the year ended December 31, 2006	-	-	-	-	-	-	-	(1,076,266)	(1,076,266)

Balance at December 31, 2006	-	$-	$-	2,591,895	$25,914	$2,852,099	$-	$(10,579,458)	$(7,701,445)

Issuance of 7,018 shares at $3.74 per share for services rendered	-	-	-	7,018	71	26,179	-	-	26,250

Issuance of 25,989 shares for $3.74 per share for licensing agreement	-	-	-	25,989	262	96,947	-	-	97,209

Issuance of 25,989 shares for $3.74 per share for licensing agreement	-	-	-	25,990	262	96,947	-	-	97,209

119,053 shares to be issued at $0.37 per share for license agreement	-	-	-	-	-	-	445,305	-	445,305

119,053 shares to be issued at $0.37 per share for license agreement	-	-	-	-	-	-	445,305	-	445,305

Beneficial conversion feature of note payable for the year ended December 31, 2007	-	-	-	-	-	6,604,430	-	-	6,604,430

Loss for the three months ended December 31, 2007	-	-	-	-	-	-	-	(2,768,669)	(2,768,669)

Balance as of December 31, 2007	-	$-	$-	2,650,892	$26,509	$9,676,602	$890,610	$(13,348,127)	$(2,754,406)

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows.

Business and Basis of Presentation

Omnimmune Corp., is currently a development stage company under the provisions of Statement of Financial Accounting Standards, (“SFAS”) No 7.  The Company, which was incorporated under the laws of the State of Texas on January 15, 1997, is a development stage company. The accounts of the Company also include those of its wholly owned subsidiary, InVitro Technologies, Inc., an inactive company.  The Company's mission is to provide a comprehensive and personalized approach to the clinical management of cancer through improved diagnostic and therapeutic interventions.

The Company was organized as a Texas limited liability company on January 15, 1997 and converted into a corporation November 30, 1998

Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the accompanying consolidated financial statements during the years ended December 31, 2007 and 2006, and from inception to December 31, 2007, the Company incurred losses from operations of $9,203,362, $1,076,266, and $19,782,820, respectively. In addition, the Company's current liabilities exceed its current assets by $4,996,997 as of December 31, 2007.  These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

If operations and cash flows substantially improve, management believes that the Company can continue to operate.  However, no assurance can be given that management’s actions will result in profitable operations or the resolution of its liquidity problems.

The accompanying consolidated financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods.  Actual results could materially differ from those estimates.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash equivalents include highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Long-lived Assets

In accordance with SFAS No.  144,  long-lived  assets to be held and used are analyzed for impairment  whenever  events or changes in  circumstances  indicate that the  carrying  amount  of an asset  may not be  recoverable.  SFAS No.  144 relates to assets that can be amortized and the life  determinable.  The Company evaluates  at each  balance  sheet date whether  events and  circumstances  have occurred  that  indicate  possible  impairment.  If there are  indications  of impairment, the Company uses future undiscounted cash flows of the related asset or asset  grouping over the remaining life in measuring  whether the assets are recoverable.  In the event such cash flows are not expected to be  sufficient to recover  the  recorded  asset  values,  the  assets  are  written  down to their estimated  fair value.  Long-lived  assets to be disposed of are reported at the lower of  carrying  amount or fair value of asset less the cost to sell.  During the years ended December 31, 2007, and 2006, the Company recognized $1,085,028 and $0 impairment of long-lived assets, respectively.  From inception to December 31, 2005 an impairment of license agreement in the amount of $616,908 was recorded.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

Net Loss Per Common Share

The Company computes earnings per share under Financial  Accounting Standard No. 128,  "Earnings Per Share" (SFAS 128).  Net loss per common share is computed by dividing net loss by the weighted  average  number of shares of common stock and dilutive common stock equivalents  outstanding during the year.  Dilutive common stock  equivalents  consist of shares  issuable upon  conversion of  convertible notes and the exercise of the Company's  stock options and warrants  (calculated using the  treasury  stock  method).  During 2007, 2006, and from inception to December 31, 2007,  common stock equivalents  were not  considered  in the  calculation  of the weighted  average number of common shares outstanding because they would be anti-dilutive, thereby decreasing the net loss per common share.

Research and Development

The Company  accounts for research and development  costs in accordance with the Financial   Accounting  Standards  Board's  Statement  of  Financial  Accounting Standards  No. 2 ("SFAS 2"),  "Accounting  for Research and  Development  Costs." Under SFAS 2, all research and  development  costs must be charged to expense as  incurred.  Accordingly,  internal research and development costs are expensed as incurred.  Third-party  research and  developments  costs are expensed  when the contracted  work has been performed or as milestone  results have been achieved. Company-sponsored  research and  development  costs  related to both present and future  products  are expensed in the period  incurred.  There were no  expenditures  on research and product  development for the years 2007, 2006, and from inception through December 31, 2007.

Concentrations of Credit Risk

Financial  instruments and related items, which potentially  subject the Company to  concentrations  of credit risk,  consist primarily of cash, cash equivalents and related party  receivables.  The Company  places its cash and temporary cash investments with credit quality institutions.  At times, such investments may be in excess of the FDIC  insurance  limit.

Comprehensive Income

Statement of Financial  Accounting  Standards No. 130 ("SFAS  130"),  "Reporting Comprehensive  Income,"  establishes  standards for reporting and  displaying of comprehensive  income,  its components and accumulated  balances.  Comprehensive income is defined to include all changes in equity except those  resulting  from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires  that all items that are required to be  recognized  under  current accounting  standards as  components  of  comprehensive  income be reported in a financial  statement  that is  displayed  with  the  same  prominence  as  other financial  statements.  During the years ended December 31, 2007 and 2006 there were no terms of other comprehensive income.

Stock Based Compensation

Effective January 1, 2006, the Company adopted SFAS No. 123 (revised), "Share-Based Payment" (SFAS 123(R)) utilizing the modified prospective approach. Prior to the adoption of SFAS 123(R) we accounted for stock option grant in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees" (the intrinsic value method), and accordingly, recognized compensation expense for stock option grants.

Under the modified prospective approach, SFAS 123(R) applies to new awards and to awards that were outstanding on January 1, 2006 that are subsequently modified, repurchased or cancelled. Under the modified prospective approach, compensation cost recognized in the nine months of fiscal 2006 includes compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006, based on the grant-date fair value estimated in accordance with the original provisions of SFAS 123, and compensation cost for all share-based payments granted subsequent to January 1, 2006 based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R). Prior periods were not restated to reflect the impact of adopting the new standard.

There were no options issued under the plan during 2007 or 2006.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

Income Taxes

The Company has implemented the provisions on Statement of Financial  Accounting Standards No. 109,  "Accounting  for Income Taxes" (SFAS 109). SFAS 109 requires that income tax accounts be computed using the liability method.  Deferred taxes are  determined  based  upon the  estimated  future tax  effects of  differences between  the  financial   reporting  and  tax  reporting  bases  of  assets  and liabilities given the provisions of currently enacted tax laws.

Deferred  tax  assets  and   liabilities  are  recognized  for  the  future  tax consequences   attributable  to  differences  between  the  financial  statement carrying  amounts of existing assets and  liabilities  and their  respective tax bases.  Deferred tax assets,  including tax loss and credit  carryforwards,  and liabilities  are measured  using enacted tax rates  expected to apply to taxable income in the years in which  those  temporary  differences  are  expected to be recovered  or settled.  The effect on deferred tax assets and  liabilities  of a change in tax rates is  recognized  in income in the period  that  includes  the enactment date.

Deferred  income tax  expense  represents  the  change  during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax  assets  and  liabilities  are   individually   classified  as  current  and non-current  based on their  characteristics.  Realization  of the  deferred tax asset is dependent on  generating  sufficient  taxable  income in future  years.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management,  it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Due to the uncertainties as to the realization of deferred tax assets, an allowance has been provided regarding all deferred tax assets of the Company.

For income tax reporting purposes, the Company’s aggregate unused net operating losses approximate $13,200,000 which expire through 2027, subject to limitations of Section 382 of the Internal Revenue Code, as amended.  The deferred tax asset related to the carryforward is approximately $4,620,000.  Should the Company undergo a change of control, the usability of the deferred tax asset may be severely restricted.  The Company has provided a valuation reserve against the full amount of the net operating loss benefit, because in the opinion of management based upon the earning history of the Company, it is more likely than not that the benefits will not be realized.

Components of deferred tax asset as of December 31, 2007 are as follows:

Non Current:
Net operating loss carryforward	$4,970,000
Valuation allowance	(4,970,000)
Net deferred tax asset	$-
Total	$-

Fair Value of Financial Instruments

The Company  measures its financial  assets and  liabilities in accordance  with accounting  principles  generally accepted in the United States of America.  The estimated fair values approximate their carrying value because of the short-term maturity of these  instruments  or the stated  interest  rates are indicative of market interest rates.

Advertising

The Company  follows the policy of charging the costs of advertising to expenses as incurred.  The Company has not incurred any  advertising  costs during the years ended December 31, 2007,2006, or the period from inception through December 31, 2007.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

Reclassifications

Certain reclassifications have been made in prior year's financial statements to conform to classifications used in the current year.

New Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS 159 is not expected to have a material impact on the Company’s financial condition or results of operations.

NOTE 2 - ADVANCE RECEIVABLE FROM RELATED PARTY

At December 31, 2007 and 2006 advance receivable consists of a $10,000 note due to the Company from Intrepid Technologies, Inc., a company controlled by the Company's Chief Executive Officer.  The advance does not bear interest.  This advance is also payable on demand.

NOTE 3 – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities to unrelated parties are as follows:

	2007	2006
Accounts payable	$227,742	$236,752
Accrued liabilities	363,740	-
Total	$591,482	$236,752

NOTE 4 – LINE OF CREDIT

The Company has bank loan and credit card agreements with various banks. The bank loan is jointly guaranteed by two of the Company’s shareholders.  The Company's Chief Executive Officer, Harris Lichtenstein, co-signs the credit card agreements  and remains jointly liable with the Company on all outstanding amounts due for these credit card liabilities. At December 31, 2007 and 2006, the Company had the following amounts due under its loan and credit agreement:

	December 31,
	2007	2006
Bank loan	$149,976	$150,000
Credit cards	109,920	136,347
Total	$259,896	$286,347

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 5 – ACCRUED INTEREST AND INTEREST EXPENSE

At December 31, 2007 and 2006, the Company has 21 notes payable in the aggregate amount of $7,284,998 and $5,002,860, respectively. Notes payable to related parties aggregated $5,951,511 and $4,321,791 of these amounts at December 31, 2007 and 2006, respectively. Interest accrued on these notes at rates ranging from 7% to 10% (note 8).  Total interest accrued at December 31, 2007 was $434,632.

Interest expense consisted of the following for the twelve months ended December 31, 2007 and 2006:

	2007	2006
Notes payable	$502,082	$357,494
Bank loan	12,375	12,375
Beneficial conversion feature	169,737	4,000
Credit Cards	10,359	35,049
Total	$694,553	$408,918

NOTE 6 – CASH ADVANCES

During the year ended December 31, 2007, the Company received $449,000 in non-interest bearing, payable on demand, unsecured cash advances from related parties.

During the year ended, December 31, 2006, the Company received $175,000 in non-interest bearing payable on demand, unsecured cash advances from related parties.

NOTE 7 – EQUITY

The Company has authorized a total of 50,000,000 shares of common stock at a par value of $0.01 per share and 10,000,000 shares of preferred stock at a par value of $0.01 per share. At December 31, 2007 and 2006, the Company had issued and outstanding no shares of preferred stock and 2,650,892 and  2,591,895 shares (post splits) of common stock, respectively. On March 21, 2008, the Company has authorized a total of 300,000,000 shares of common stock at a par value of $0.01 per share.  At March 31, 2008 and 2007, the Company had issued and outstanding no shares of preferred stock,  and 4,019,914 and 2,598,914 shares (post split) of common stock, respectively.

The Company has authorized a total of 300,000,000 shares of common stock at a par value of $0.01 per share.  At March 31, 2008 and 2007, the Company had issued and outstanding no shares of preferred stock,  and 4,019,914 and 2,598,914 shares (post split) of common stock, respectively.

The Company has authorized a 1-for-2.8072 split of its common stock, effective March 27, 2008.

The Company has authorized a 10-for-1 reverse split of its common stock, effective June 9, 2008.

Common Stock

The following equity transactions occur during the year ended December 31, 2006:

The Company issued 17,490 shares (post splits) of common stock pursuant to antidilution provision of previous stock subscriptions.  The  par value of $623 was charged to additional paid-in capital  during the year ended December 31, 2006.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

The Company recorded a beneficial conversion feature related to the notes payable of $4,000 and credited this amount to additional paid-in capital during the year ended December 31, 2006.

The following equity transactions occurred during the year ended December 31, 2007:

The Company issued 7,018 shares (post splits) of common stock to a consultant for services rendered, the fair value of these shares $26,250 was charged to operations during the year ended December 31, 2007.

The Company issued 25,989 shares (post splits) of common stock pursuant to a licensing agreement, the fair value of these shares in the amount of $97,209 was charged to operations during the year ended December 31, 2007.

The Company issued 25,989 shares (post splits) of common stock pursuant to a licensing agreement, the fair value of these shares in the amount of $97,209 was charged to operations during the year ended December 31, 2007.

The Company recorded a beneficial conversion feature related to the notes payable of $6,604,430 and credited this amount to additional paid-in capital during the year ended December 31, 2007.

The Company agreed to issued 119,053 shares (post splits) of common stock pursuant to a licensing agreement, the fair value of these shares of $445,305 charged to operations during the year ended December 31, 2007.  As of December 31, 2007, these shares were not issued and shown as common stock subscribed on the Company’s balance sheet.

The Company agreed to issued 119,053 shares (post splits) of common stock pursuant to a licensing agreement, the fair value of these shares of $445,305 charged to operations during the year ended December 31, 2007.  As of December 31, 2007, these shares were not issued and shown as common stock subscribed on the Company’s balance sheet.

Warrants

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company’s common stock issued to non-employees of the Company.  These warrants were granted in lieu of compensation for consulting service performed at December 31, 2004.  The following table summarizes the warrants outstanding as of December 31, 2007:

Warrants Outstanding			Warrants Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Remaining Contractual Life (years)
$0.10	84,216	1.21	$0.10	84,216	1.21
Total	84,216	1.21		84,216	1.21

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company’s common stock issued to non-employees of the Company.  These warrants were granted in lieu of compensation for consulting service performed at December 31, 2004. The following table summarizes the warrants outstanding as of December 31, 2006:

Warrants Outstanding			Warrants Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Remaining Contractual Life (years)
$0.10	84,216	2.21	$0.10	84,216	2.21
Total	84,216	2.21		84,216	2.21

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
Transactions involving warrants are summarized as follows:

	Number of Shares (post-split)	Weighted Average Price Per Share (post-split)
Outstanding at December 31, 2006	84,216	$0.10
Granted	-	-
Exercised	-	-
Cancelled or expired	-	-
Outstanding at December 31, 2007	84,216	$0.10

The Company has convertible notes payable outstanding which contain a provision for contingent warrants that are potentially issuable.  Pursuant to the convertible notes agreements that warrants are issuable if  the notes holder elects to convert at least 25% of the principal amount due, during the term of the note.  According to the convertible note payable agreements there are potentially  43,000 warrants issuable to purchase shares (post splits) of common stock. Upon issuance these warrants are exercisable for 5 years at a price of $5.00 per share.

NOTE 8 –  NOTES PAYABLE

At December 31, 2006, the Company had outstanding 21 notes payable  and one interest-bearing liability not yet formalized as a note (the “Old Notes”) in the aggregate principal amount of $5,002,860.  At December 31, 2006, a total of 16 of the Old Notes in the aggregate principal amount of $2,495,736 were in default.

On January 1, 2007 and March 1, 2007, the Old Notes were cancelled and replaced by new notes payable (the “New Notes”).  The Principle of the New Notes included the principle of the Old Notes, the accrued interest on the Old Notes, certain amounts due the investors which was in accounts payable on the Company’s balance sheet at December 31, 2006, and an additional amount of $113,284. This additional amount has been  charged to operations as Loss on Debt Conversion during the twelve months ended December 31, 2007. At December 31, 2007,  the Company had outstanding 21 notes payable in the aggregate principal amount of $7,284,998 including $5,951,511 to related parties, none of which were in default.

The Company has convertible notes payable outstanding which contain a provision for contingent warrants that are potentially issuable.  Pursuant to the convertible notes agreements, these warrants are issuable if  the note holder elects to convert at least 25% of the principal amount of the note during the term of the note.  At December 31, 2007, there are contingent 5 year warrants issuable to purchase an aggregate of 43,000 shares (post splits) of the Company’s common stock at a price of $5.00 per share.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

The following table lists  the notes payable at December 31, 2007 and 2006:

Principal balance: December 31,
2007	2006
Convertible note payable in the amount of $427,379 dated June 14, 1994. On March 3, 2007, this note was replaced with a new note in the amount of $805,974, which included accrued interest in the amount of $271,437 was capitalized, and a loss of $107,158. The note bears interest at the rate of 7% per annum, and is due in full on June 14, 2010. This note is convertible into common stock of the Company at a conversion price of $0.36 per share. A beneficial conversion feature in the amount of $814,774 was recorded as a discount to the note, and is being amortized over the term of the note via the effective interest rate method at a rate of 12.6%. Interest in the amount of $46,806 and $29,917 was accrued on this note during the year ended December 31, 2007 and 2006, respectively. Total accrued interest at December 31, 2007 and 2006 amounted to $48,806 and $266,410, respectively.

$801,274	$427,379
Convertible note payable to a related party in the amount of $2,000,000 dated June 14, 1994. On March 3, 2007, this note was replaced with a new note in the amount of $3,170,188, which included accrued interest in the amount of $959,089, a salary payable of $106,575, and a loss of $104,524.  The note bears interest at the rate of 7% per annum, and is due in full on June 14, 2010. This note is convertible into common stock of the Company at a conversion price of $1.78 per share. A beneficial conversion feature in the amount of $3,170,188 was recorded as a discount to the note, and is being amortized over the term of the note via the effective interest rate method at a rate of 12.6%. Interest in the amount of $185,434 and $129,272 was accrued on this note during the year ended December 31, 2007 and 2006, respectively. Total accrued interest at December 31, 2007 and 2006 amounted to $185,434 and $935,194, respectively.

$3,170,188	$2,000,000
Convertible note payable to a related party in the amount of $79,745 dated June 14, 1994.  On March 3, 2007, this note was replaced with a new note in the amount of $131,722, which included accrued interest of $40,065, and  a loss of $11,912. The note bears interest at the rate of 7% per annum, and is due in full on June 14, 2010.  This note is convertible into common stock of the Company at a conversion price of $0.36 per share. A beneficial conversion feature in the amount of $153,722 was recorded as a discount to the note and is being amortized over the term of the note via the effective interest rate method at a rate of 12.6%.   Interest in the amount of $7,705 and $5,582 was accrued on this note during the year ended December 31, 2007 and 2006, respectively. Total accrued interest at December 31, 2007 and 2005 amounted to $7,705 and $39,147, respectively.

$131,722	$79,745
Convertible note payable to a related party in the amount of $1,170,356 dated May 15, 2002.  On March 3, 2007, this note was replaced with a new note in the amount of $1,342,127, which included accrued interest of $379,324, and a gain of $207,553. The note bears interest at the rate of 7% per annum, and is due in full on July 14, 2010.  This note is convertible into common stock of the Company at a conversion price of $1.78 per share. A beneficial conversion feature in the amount of $1,342,127 was recorded as a discount to the note and is being amortized over the term of the note via the effective interest rate method at a rate of 12.6%. Interest in the amount of $78,505 and $81,925 was accrued on this note during the year ended December 31, 2007 and 2006, respectively.  Total accrued interest at December 31, 2007 and 2006 amounted to $78,505 and $365,856, respectively.

$1,342,127	$1,170,356
Convertible note payable to a related party in the amount of $25,000 dated March 10, 2005.  On March 3, 2007, this note was replaced with a new note in the amount of $30,211, which includes accrued interest of $4,938 and a loss of $272.  The note bears interest at the rate of 10% per annum, and was due in full on March 1, 2008.  This note is convertible into common stock of the Company at a conversion price of $1.78 per share. A beneficial conversion feature in the amount of $30,211 was recorded as a discount to the note and is being amortized over the term of the note via the effective interest rate method at a rate of 52.%. Interest in the amount of $2,524 and $2,027 was accrued on this note during the year ended December 31, 2007 and 2006, respectively. Total accrued interest at December 31, 2007 and 2006 amounted to $2,524 and $4,527, respectively.

$30,211	$25,000
Convertible note payable to a related party in the amount of $37,000 dated February 26, 2005.  On March 3, 2007, this note was replaced with a new note in the amount of $44,848, which included accrued interest of $6,418,  and loss of $1,430.  The note bears interest at the rate of 10% per annum, and is due in full on March 1, 2008.  This note is convertible into common stock of the Company at a conversion price of $1.78 per share. A beneficial conversion feature in the amount of $44,848 was recorded as a discount to the note and is being amortized over the term of the note via the effective interest rate method at a rate of 52.1%. Interest in the amount of $3,748 and $3,122 was accrued on this note during the year ended December 31, 2007 and 2006, respectively.  Total accrued interest at December 31, 2007 and 2006 amounted to $3,748 and $5,809, respectively.

$44,848	$37,000
A note payable in the amount of $8,110 dated December 31, 1997.  On March 3, 2007, this note was replaced with a new note in the amount of $19,442, which included accrued interest of $7,437, and loss of $3,895. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $1,625 and $811 was accrued on this note during the year ended December 31, 2007 and 2006, respectively.  Total accrued interest at December 31, 2007 and 2006 amounted to $1,625 and $7,303, respectively.

$19,442	$8,110

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

A note payable in the amount of $15,392 dated December 31, 1998.  On March 3, 2007, this note was replaced with a new convertible note in the amount of $33,545, which included accrued interest of $12,575, and a loss of $5,578. . The note bears interest at the rate of 10% per annum, and is due in full on March 1, 2008.  This note is convertible into common stock of the Company at a conversion price of $1.78 per share. A beneficial conversion feature in the amount of $33,545 was recorded as a discount to the note.  Interest in the amount of $2,803 and $1,539 was accrued on this note during the year ended December 31, 2007 and 2006.  Total accrued interest at December 31, 2007 and 2006 amounted to $2,803 and $12,322, respectively.

$33,545	$15,392
A note payable in the amount of $10,000 dated October 20, 1999.  On March 3, 2007, this note was replaced with a new note in the amount of $20,203, which included accrued interest in the amount of $7,367,and a loss of $2,836. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $1,688 and $1,000 was accrued on this note during the year ended December 31, 2007 and 2006.  Total accrued interest at December 31, 2007 and 2006 amounted to $1,688 and $7,203 respectively.

$20,203	$10,000
A note payable in the amount of $11,932 dated December 31, 1999.  On March 3, 2007, this note was replaced with a new note in the amount of $23,641, which included accrued interest of $8,168, and a loss of $3,540. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $1,975 and $1,139 was accrued on this note during the year ended December 31, 2007 and 2006.  Total accrued interest at December 31, 2007 and 2007 amounted to $1,975 and $7,981, respectively.

$23,641	$11,932
A note payable in the amount of $33,860 dated December 31, 2000.  On March 3, 2007, this note was replaced with a new note in the amount of $60,971, which included accrued interest of $20,882, and a loss of $6,228. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $5,095 and $3,386 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $5,095 and $20,326, respectively.

$60,971	$33,860
A note payable in the amount of $25,000 dated February 28, 2001. On March 3, 2007, this note was replaced with a new not in the amount of $44,355, which included accrued interest in the amount of $15,014, and a loss of $4,341. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $3,706  and $2,500 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $3,706 and $14,603, respectively.

$44,355	$25,000
A note payable in the amount of $25,000 dated July 19, 2001.   On March 3, 2007, this note was replaced with a new note in the amount of $42,774, which included accrued interest in the amount of $14,048, and a loss of $3,726. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $3,574  and $2,500 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $3,574 and $13,637, respectively.

$42,774	$25,000
A note payable in the amount of $27,627 dated December  31, 2001.  On March 3, 2007, this note was replaced with a new note in the amount of $45,224, which included accrued interest in the amount of $14,275, and a loss of $3,322. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $3,779 and $1,675 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $3,779 and $7,682, respectively.

$45,224	$27,627
A note payable in the amount of $18,000 dated June 1, 2002.  On March 3, 2007, this note was replaced with a new note in the amount of $28,350, which included accrued interest in the amount of $8,551, an a loss of $1,798. The note bears interest at the rate of 10% per annum, and is due in full on February 28, 2008. Interest in the amount of $2,369 and $1,800 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $2,369 and $8,255, respectively.

$28,350	$18,000
A note payable to a related party in the amount of $136,815 dated May 15, 2002. On March 3, 2007, this note was replaced with a new note in the amount of $189,400, which included accrued interest in the amount of $45,944, and a loss of $8,641. The note bears interest at the rate of 7% per annum, and is due in full on May 14, 2010. This note is convertible into the Company’s common stock at a price of $0.50 per share.  A beneficial conversion feature in the amount of $189,400 as a discount to the note.  Interest in the amount of $11,079 and $9,577 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $11,079 and $44,369, respectively.

$189,400	$136,815

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

A note payable in the amount of $62,019 dated July 1, 2005. On January 1, 1007, this note was replaced with a new note in the amount of $94,334, which included accrued interest of $9,328, and a loss of 422,987. The note bears interest at the rate of 10% per annum, and is due in full on July 1, 2009.  Interest in the amount of $9,113 and $3,109 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $779 and $3,109, respectively.

$88,918	$62,019
A note payable in the amount of $25,000 dated October 6, 2005.  On March 3, 2007, this note was replaced with a new note in the amount of $28,603, which included interest in the amount of $3,500, and a loss of $103. The note bears interest at the rate of 10% per annum, and was due in full on February 28, 2008. Interest in the amount of $2,390 and 2,500 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $2,390 and $3,089, respectively

$28,603	$25,000
A note payable in the amount of $16,750 dated June  1, 2002.  On March 3, 2007, this note was replaced with a new note in the amount of $26,381, which included accrued interest in the amount of $7,957, and a loss of $1,674. The note bears interest at the rate of 10% per annum, and was due in full on February 28, 2008.  Interest in the amount of $2,204 and $1,675 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $2,204 and $7,682, respectively.

$26,381	$16,750
A note payable in the amount of $69,806 dated March 3, 2007. The note bears interest at a rate of 10% per annum, and is due in full on February 28, 2008.  Interest in the amount of $5,833 and $0 was accrued on this note during the year ended December 31, 2007 and 2006.  Total accrued interest at December 31, 2007 and 2006 amounted to $$5,833 and $0, respectively.

$69,806	$0
A note payable in the amount of $94,825 dated May 15, 2002.  The note bears interest at the rate of 7% per annum, and is due in full on May 14, 2007.  Interest in the amount of $6,638 and $6,638 was accrued on this note during the year ended December 31, 2006 and 2005. Total accrued interest at December 31, 2006 and 2005 amounted to $29,643 and $23,005, respectively.

$-	$94,825
A note payable in the amount of $3,050 dated May 15, 2002.  The note bears interest at the rate of 7% per annum, and is due in full on May 14, 2007.  Interest in the amount of $214 and $214 was accrued on this note during the year ended December 31, 2006 and 2005. Total accrued interest at December 31, 2006 and 2005 amounted to $953 and $740, respectively.

$-	$3,050
Salary payable to a related party in the amount of $750,000.  On March 3, 2007, this was signed into a note payable in the amount of $1,043,015, which included accrued interest in the amount of $166,266, and a loss of $28,874. The note payable bears interest at the rate of 7% per annum. This note is convertible into common stock of the Company at a conversion price of $1.78 per share.  A beneficial conversion feature in the amount of $1,043,015 was recorded as a discount to the note payable and is being amortized over the term of the note via the effective interest rate method at a rate of 12.6%. Interest in the amount of $61,009 and $47,149 was accrued on this note during the year ended December 31, 2007 and 2006. Total accrued interest at December 31, 2007 and 2006 amounted to $268,562 and $125,914, respectively.

$1,043,015	$750,000

Total outstanding	$7,284,998	$5,002,860
Less current portion	(3,092,896)	(2,495,736)
	$4,192,102	$2,507,124

Maturities of debt are as follows:

December 31,
2008	$3,092,896
2009	88,918
2010	4,103,184
thereafter	-
$7,284,998

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 9- RELATED PARTIES

Amounts due to related parties at December 31, 2007 and 2006 consisted of the following:

Convertible Notes Payable to related parties

The Company has a note payable to Intrepid Technologies, Inc., a company controlled by its Chief Executive Officer, in the amount of $801,274 and $427,379 at December 31, 2007 and 2006.  The note bears interest at the rate of 7% per annum.  During the years ended December 31, 2007 and 2006, the Company accrued interest in the amount of $46,806 and $29,917, respectively.

The Company has a convertible note payable outstanding to its Chief Executive Officer, in the amount of $3,170,188 and $2,000,000 at December 31, 2007 and 2006.  This note bears interest at a rate of 7% per annum.  During the years ended December 31, 2007 and 2006, the Company accrued interest in the amount of $185,434 and $141,838, respectively.

The Company has a second convertible note payable outstanding to its Chief Executive Officer, in the amount of $131,722 and $79,745 at December 31, 2007 and 2006.  This note bears interest at a rate of 7% per annum.  During the years ended December 31, 2007 and 2006, the Company accrued interest in the amount of $7,705 and $5,592, respectively.

The Company has a convertible note payable outstanding to Dennis Lichtenstein, a relative of  the Chief Executive Officer, individual, in the amount of $44,848 and $37,000 at December 31, 2007 and 2006.  The note bears interest at a rate of 10% per annum.  During the years ended December 31, 2007 and 2006, the Company accrued interest in the amount of $3,748 and $3,700, respectively.

The Company has a convertible note payable outstanding to Alexander Krichevsky, an officer of the Company,  in the amount of $1,342,127 and $1,170,356 at December 31, 2007 and 2006.  This note bears interest at a rate of 7% per annum.  During the years ended December 31, 2007 and 2006, the Company accrued interest in the amount of $78,505 and $81,925 in each year.

The Company has a note payable outstanding to Alexander Krichevsky, an, officer of the Company, in the amount of $136,815 at December 31, 2006.  On March 3, 2007, the Company replaced this note with a convertible note payable in the amount of $189,400. As of December 31, 2007, the principal outstanding on this convertible note is $189,400. This note bears interest at a rate of 7% per annum.  During the years ended December 31, 2007 and 2006, the Company accrued interest  in the amount of $11,079 and  $6,638, respectively.

The Company has a note payable outstanding to Jennie Fay Lichtenstein, a relative of the Chief Executive Officer,  in the amount of $25,000 at December 31, 2006. On March 3, 2007, the Company replaced this note with a convertible note payable in the amount of $30,211.  As of December 31, 2007, the principal outstanding on this convertible note payable is $30,211.  This note bears interest at a rate of 10% per annum.  During the years ended December 31, 2007 and 2006, the Company accrued interest  in the amount of $2,524 and $2,500, respectively.

The Company has a convertible note payable outstanding to Alexander Krichevsky, an officer of the Company,  in the amount $1,043,015 and $94,825  at December 31, 2007 and 2006, respectively.  Accrued salary in the amount of $750,000 was added to the principal amount due under this note during the twelve months ended December 31, 2007.   This note bears interest at a rate of 7% per annum.  During the years ended December 31, 2007 and 2006, the Company accrued interest in the amount of $61,009 and $47,149, respectively.

Accounts Payable- related parties

The Company had a liability to Harris Lichtenstein for purchases made on behalf of the Company in the amount of $4,300 at December 31, 2007 for purchases made on behalf of the Company by Mr. Lichtenstein; the Company had a liability to Mr. Lichtenstein at December 31, 2006 in the amount of  $76,575 representing accrued salary.

Note Receivable from related party

The Company has a note receivable in the amount of $10,000, for the years ended December 31, 2007 and 2006, from Intrepid Technologies, Inc..  which is owned by the Company’s Chief Executive Officer, Harris Lichtenstein.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 10 – COMMINMENTS AND CONTINGENCIES

ASRI License Agreement

The Company entered into a license agreement with Allegheny-Singer Research Institute (“ASRI”) on February 3, 1999.  The two parties agreed to an amended and restated agreement which became effective February 1, 2005.  ASRI grants the Company rights to develop, manufacture, sell, rent or lease Licensed Products in the Field. The Company shall pay royalties of 1-2% of net sales of all products covered in the agreement.  The agreement gives the Company the right to sublicense to third parties.  The Company shall pay ASRI between 5-20% of the sublicense income depending on the nature of the sublicense.  The Company shall pay annual license maintenance fees of $50,000 beginning on February 1, 2007.

The Company and ASRI agreed to amend the agreement which became effective February 1, 2007.  ASRI grants the Company  an extension on the first payment of licensing fees from the original due date of February 1, 2007 to May 1, 2007.    As of December 31, 2007, the Company  has paid $50,000 in licensing fees under this agreement and has issued  25,989    shares (post split) of common stock to ASRI.

The Company has agreed to issue an additional 119,053 shares (post split) of common stock to ASRI.  As of December 31, 2007, these shares have not been issued and are shown as common stock subscribed in the Company’s balance sheet at December 31, 2007.

Columbia License Agreement

The Company entered into a license agreement with Columbia University that was effective February 1, 2005.  Columbia grants the Company rights to develop, manufacture, sell, rent or lease Licensed Products in the Field.  Columbia received a 5% equity stake in the Company.  The Company shall pay a nonrefundable license fee of $30,000.  The agreement allows $15,000 to be paid 60 days from the effective date of the agreement and the other $15,000 to be paid one year from the effective of the agreement.  The Company shall reimburse Columbia for past expenses of $50,000.  The payment of $25,000 is to be paid two years from the effective date of this contract.  The other $25,000 is due after sales of the licensed products amounts to $1,000,000.  The Company shall pay royalties of 1-2% of net sales of all products covered in the agreement.  The agreement gives the Company the right to sublicense to third parties.  The Company shall pay Columbia between 10-20% of the sublicense income depending on the nature of the sublicense.  The Company shall pay annual license maintenance fees according to the schedule below:

$10,000 during the fiscal year ended December 31, 2007
$20,000 during the fiscal year ending December 31, 2008
$35,000 during the fiscal year ending December 31, 2009
$50,000 on or before February 1, 2010
$40,000 each year thereafter.

OMNIMMUNE CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

Under this agreement, the Company has  issued   25,989 shares (post split) of common stock. During the year ended December 31, 2007, the Company has paid $35,000 in licensing fees to Columbia.

The Company has agreed to issued 119,053 shares (post split) of common stock.  As of December 31, 2007, these shares have not been issued and are shown in common stock subscribed on the Company’s balance sheet.

IGR

The Company entered into a licensing agreement with Institut Gustave Roussy (IGR) that was effective November 1, 2007. IGR grants the Company rights to use the Licensed Patents, Licensed Material and Licensed Information.  The Company shall pay a one time license fee of 125,000 Euro, payable 25,000 Euro due of effective date, 50,000 Euro one year from effective date and 50,000 Euro two years from effective date.  In addition, the Company will also pay license maintenance fees according to the schedule below:

€ 10,000 during the fiscal year ending December 31, 2008
€ 20,000 during the fiscal year ending December 31, 2009
€ 35,000 during the fiscal year ending December 31, 2010
€ 50,000 on or before November 1, 2011
€ 50,000 Euro every year thereafter

During the year ended December 31, 2007, the Company has paid $36,087 in licensing fees, which was equivalent to approximately  25,000 Euro.

Contingent warrants issuable

The Company has convertible notes payable outstanding which contain a provision for contingent warrants that are potentially issuable.  Pursuant to the convertible notes agreements that warrants are issuable if  the notes holder elects to convert at least 25% of the principal amount due, during the term of the note.  According to the convertible note payable agreements there are potentially 43,000 warrants issuable to purchase shares (post splits) of common stock. Upon issuance these warrants are exercisable for 5 years at a price of $5.00 per share.

Stockholders Agreement

There is a stockholders agreement between the Harris A. Lichtenstein, Alexander Krichevsky, ASRI, and Columbia University.  Until the Company’s securities are the subject of a Qualified Initial Public Offering, the stockholders are restricted from selling, or in any way, disposing of their shares of Omnimmune capital stock.  The stockholder can transfer the stock to another party in the agreement or gift the stock to a family member.  Stockholders do have limited rights in selling shares to a third party.  The selling stockholder must provide a written offer to sell the shares with the proposed price and the terms of the sale.  Omnimmune will have 30 days to accept the offer and purchase the shares.  If Omnimmune declines the offer, the other stockholders have 15 days to purchase the shares.  If at the end of these periods, the stock has not been sold, then the selling stockholder can sell to a third party.  The agreement has a co-sale provision in which the other stockholders have the option of selling shares to the third party purchaser.  This allows the other stockholders a chance to sell shares at the same price and terms.

NOTE 11 – SUBSEQUENT EVENT

At July 17, 2008, the Company is in negotiations regarding an agreement of merger with an inactive, publicly-traded shell company.